December 7, 1999


                          DREYFUS PREMIER MARKET NEUTRAL FUND


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               (A Series of Dreyfus Premier Equity Funds, Inc.)

               Supplement to Prospectus dated February 1, 1999


 The following information supersedes the section in the Prospectus entitled "Management - Portfolio manager."

            The fund's primary portfolio managers are John S. Cone and David T. Jiang. Mr. Cone has been a primary portfolio manager since the fund's inception and has been employed by The Dreyfus Corporation since June 1998 and, since 1982, by Franklin Portfolio Associates, an affiliate of The Dreyfus Corporation. Mr. Jiang has been a primary portfolio manager since December 1999 and has been employed by The Dreyfus Corporation since June 1998 and, since 1994, by Franklin Portfolio Associates.